UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2000


                             Hawks Industries, Inc.
             (Exact name of registrant as specified in its charter)

     Wyoming                         0-5781                 83-0211955
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                    File Number)      Identification No.)

913 Foster Road, Casper, Wyoming                             82601
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code          (307) 234-1593

                                      N/A
     (Former name or former address, if changed since last report.)


ITEM 1. AGREEMENT AMMENDMENTS

                                             January 31, 2000

Hawks Industries, Inc.
931 Foster Road
Casper, Wyoming 82601

Gentlemen:

     Reference is made to the agreement between you and us dated as of June 10, 1999, as amended (the "Aqreement"). Except as otherwise indicated, terms used herein shall have their meaninqs as defined in the Agreement. You and we agree that the Agreement is hereby further amended as follows:

     1. Universal Equities Ltd., a Delaware corporation ("Limited") is hereby deleted as one of the Purchasers referred to in the Agreement, and is replaced as a Purchaser by Universal Equities Consolidated, LLC, a Nevada limited liability company ("Consolidated"), which shall be entitled to exercise all of the rights and be required to perform all of the obligations that were formerly exercisable and required to be performed by Limited under the Agreement. By countersigning below underneath the word "Agreed", Consolidated has signified its consent to assume all of the obligations of Limited under the Agreement and to be bound by all of the terms and provisions thereof.

     2. With all respect to the right formerly held by Limited under Section 4(c) of the Agreement, as one of the Purchasers, to deliver shares of North Star held by Limited in exchange for shares of Seller, Consolidated shall, at its election, in lieu of delivering such shares of North Star, be permitted to deliver to Seller all of the outstanding shares of Limited, and, upon making such delivery, shall be entitled, subject to performance of the representations and warranties set forth in Section 3 below, to the same rights and benefits as if delivery had been made of all of Limited's shares of North Star.

     3. It is hereby warranted and represented by Consolidated and Limited, jointly and severally, that all shares of North Star held by Limited are held by it free and clear of any liens or encumbrances whatsoever, that Limited has no other assets, Limited has no liabilities, that the shares of Limited delivered to Seller under Section 2 above will be received by Seller free and clear of any liens or encumbrances whatsoever, and that these warranties and representations will be true as of the dates of the Initial Closing and the Recessed Closing with the same force and effect as if made at those times.

     4. As modified herein, the Agreement shall continue in full force and effect.

     Please confirm your consent to the above modifications of the Agreement by affixing your signature at the foot hereof underneath the words "Consented to".

                              Yours very truly,

                              UNIVERSAL EQUITIES, LTD
                              By: /s/ Vincent P. Iannazzo
Agreed:                       Vincent P. Iannazzo, President

UNIVERSAL EQUITIES
CONSOLIDATED, LLC                  THE CORNERHOUSE LIMITED PARTNERSHIP


By: /s/ Milton E. Stanson          By: /s/ David H. Peipers
Milton E. Stanson, Manager         David H. Peipers, General Partner

Consented to:
                                   THE WINSOME LIMITED PARTNERSHIP
HAWKS INDUSTRIES INC.              By: David H. Peipers
By:/s/ Bruce A. Hinchey            David H. Peipers, General Partner
Bruce A. Hinchey, President
                                   /s/ David H. Peipers
                                   DAVID H. PEIPERS

April 17, 2000


Hawks Industries, Inc.
931 Foster Road
Casper, Wyoming 82601

Gentlemen:

     Reference is made to the agreement between you and us dated as of June 10, 1999, as amended (the "Agreement"). Except as otherwise indicated, terms used herein shall have their meanings as defined in the Agreement. You and we hereby agree as follows:


     1.   Section 5 of the Agreement is hereby amended to read as follows:

"5. Preliminary Retirement of Shares.

On the Initial Closing Date, immediately before the Initial Closing, Seller agrees to cause a sufficient number of its outstanding shares to be retired, as more particularly provided for in Section 8 below, to reduce the total number of outstanding shares of Seller to not more than one million seventy-five thousand (1,075,000) shares."


2. The first sentence of Section 8(a) of the Agreement is hereby amended to read as follows:

"a) Seller will cause a sufficient number of its outstanding shares to be surrendered for cancellation and retirement, without being replaced by the issuance of presently unissued or treasury shares, to reduce the total number of Seller's outstanding shares to not more than one million seventy-five thousand (1,075,000) shares."

3. If a stock dividend or stock split is declared by Seller prior to the initial Closing, the shares deliverable to Purchasers pursuant to Sections 1, 3 and 12 of this Agreement shall be increased, without payment of any additional consideration, by the number of shares that Purchasers would have been entitled to receive by way of dividend, or by the number of additional shares that Purchasers would have been entitled to receive as a result of the stock split, if Purchasers had been the owners of the shares originally deliverable pursuant to said sections on the record date specified at the time of the declaration of the stock dividend or stock split.

4. With respect to the letter agreement of which a copy is annexed to the Agreement as Exhibit B. Seller agrees that it will permit Bruce A. Hinchey, James E. Meador, Jr. and the Anne D. Zimmerman Revocable Trust to substitute cash for shares at the rate of One and 60/100 Dollars ($1.60) per share, up to an aggregate maximum of Forty-Eight Thousand Dollars ($48,000) in cash in place of 30,000 shares, as part of the consideration for the assets being transferred pursuant to said letter agreement.

5.   As modified herein, the Agreement shall continue in full force and effect.

     Please confirm your consent to the above modifications of the Agreement by affixing your signature at the foot hereof underneath the words "Consented to".

                              Yours very truly,

                              UNIVERSAL EQUITIES CONSOLIDATED, LLC
Agreed:                       By: /s/ Milton E. Stanson
                              Milton E. Stanson, Manager
By: /s/ Bruce A Hinchey
Bruce A. Hinchey, President   THE CORNERHOUSE LIMITED PARTNERSHIP
                              By: /s/ David H. Peipers
                              David H. Peipers, General Partner

                              THE WINSOME LIMITED PARTNERSHIP
                              By: /s/ David H. Peipers
                              David H. Peipers, General Partner

                              /s/ David H. Peipers


                              DAVID H. PEIPERS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned hereunto duly authorized.

                                        HAWKS INDUSTRIES INC.
                                        Registrant

Date: April 26, 2000
                                        /s/ Bob Despain

                                        --------------------
                                   Dwight "Bob" Despain, Secretary